State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

Contents

Quick Reference................................................i
for easy issue and factor information

Payment Summary................................................1
for payment summary information

Payment Detail.................................................2
for detailed payment information

Factor Sheet...................................................3
for detailed factor information

Delinquency Status.............................................4
for delinquency and related information

Credit Enhancement Summary.....................................5
for security credit support & collateral information

State Street
GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  May 15, 1996

- - ----------------------------------------------------------------
Quick Reference
- - ----------------------------------------------------------------
                          Interest     Interest    Principal
  Class       CUSIP        Rate %        Type    Distribution
- - ----------------------------------------------------------------
Regular
- - ----------------------------------------------------------------
A-1         36228CAA1     7.02000%       fixed      2.62141
A-2         36228CAB9     7.41000%       fixed      0.00000
B           36228CAC7     7.51000%       fixed      2.13854
C           36228CAD5     7.74000%       fixed      2.13854
D           36228LAE3     7.85000%       fixed      2.13854
E              N/A        7.85000%       fixed      2.13854
F              N/A        7.85000%       fixed      2.13854
G              N/A        7.85000%       fixed      0.00000
X-1*        36228CAF0     0.69733%     variable     0.00000
X-2*        36228CAG8     1.53060%     variable     0.00000
X-3*        36228CAH6     0.01000%       fixed      0.00000
R              N/A        0.00000%        N/A       0.00000


             Interest      Prepayment Penalty     Certificate
  Class     Distribution           Fees              Factor
- - ---------------------------------------------------------------
Regular
- - ---------------------------------------------------------------
A-1           5.83478             0.00000        0.99477754
A-2           6.17500             0.00000        1.00000000
B             6.24505             0.00000        0.99573953
C             6.43631             0.00000        0.99573953
D             6.52779             0.00000        0.99573953
E             6.52779             0.00000        0.99573953
F             6.52779             0.00000        0.99573953
G             6.54167             0.00000        1.00000000
X-1*          0.57988             0.00000        0.99787807
X-2*          1.21999             0.00000        0.95648394
X-3*          0.00797             0.00000        0.95648394
R             0.00000             0.00000        0.00000000
- - ---------------------------------------------------------------
*Based on Notional Balance

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  May 15, 1996

- - ------------------------------------------------------------------
Principal Distribution Detail
- - ------------------------------------------------------------------
               Scheduled
               Principal           Principal        Realized
Class         Distributed         Prepayments        Losses
- - ------------------------------------------------------------------
A-1            $861,919.79           $0.00           $0.00
A-2                  $0.00            0.00            0.00
B               $59,034.96            0.00            0.00
C               $53,130.62            0.00            0.00
D               $53,130.62            0.00            0.00
E               $47,230.53            0.00            0.00
F               $59,034.94            0.00            0.00
G                    $0.00            0.00            0.00
X-1*                 $0.00            0.00            0.00
X-2*                 $0.00            0.00            0.00
X-3*                 $0.00            0.00            0.00
R                    $0.00            0.00            0.00
Total         1,133,481.46            0.00            0.00


               Additional        Unscheduled          Net
Class        Expense Losses      Adjustments      Distribution
- - ------------------------------------------------------------------
A-1              $0.00              $0.00         $861,919.79
A-2               0.00               0.00                0.00
B                 0.00               0.00           59,034.96
C                 0.00               0.00           53,130.62
D                 0.00               0.00           53,130.62
E                 0.00               0.00           47,230.53
F                 0.00               0.00           59,034.94
G                 0.00               0.00                0.00
X-1*              0.00               0.00                0.00
X-2*              0.00               0.00                0.00
X-3*              0.00               0.00                0.00
R                 0.00               0.00                0.00
Total             0.00               0.00        1,133,481.46
- - ------------------------------------------------------------------
*Based on Notional Balance



- - -------------------------------------------------------------------------
Interest Distribution Detail
- - -------------------------------------------------------------------------
           Accrued            Prepayment        Interest   Prior Unpaid
Class     Interest        Interest Shortfall   Adjustment    Interest
- - -------------------------------------------------------------------------
A-1       $1,918,476.93          0.00            0.00         $0.00
A-2         $458,438.32          0.00            0.00          0.00
B           $172,396.26          0.00            0.00          0.00
C           $159,905.87          0.00            0.00          0.00
D           $162,178.44          0.00            0.00          0.00
E           $144,168.73          0.00            0.00          0.00
F           $180,201.15          0.00            0.00          0.00
G           $144,480.58          0.00            0.00          0.00
X-1*        $264,127.63          0.00            0.00          0.00
X-2*        $673,573.28          0.00            0.00          0.00
X-3*          $4,400.72          0.00            0.00          0.00
R                 $0.00          0.00            0.00          0.00
Total     $4,282,347.91         $0.00           $0.00         $0.00



            Distributed        Prepayment        Remaining
Class        Interest           Premiums      Unpaid Interest
- - -------------------------------------------------------------------------
A-1       $1,918,476.93           0.00             $0.00
A-2         $458,438.32           0.00             $0.00
B           $172,396.26           0.00             $0.00
C           $159,905.87           0.00             $0.00
D           $162,178.44           0.00             $0.00
E           $144,168.73           0.00             $0.00
F           $180,201.15           0.00             $0.00
G           $144,480.58           0.00             $0.00
X-1*        $264,127.63           0.00             $0.00
X-2*        $673,573.28           0.00             $0.00
X-3*          $4,400.72           0.00             $0.00
R                 $0.00           0.00             $0.00
Total     $4,282,347.91          $0.00             $0.00
- - --------------------------------------------------------------------------
*Based on Notional Balance

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  May 15, 1996

- - --------------------------------------------------------------------
Principal Distribution per Certificate
- - --------------------------------------------------------------------
               Principal         Principal       Realized
Class         Distributed       Prepayments       Losses
- - --------------------------------------------------------------------
A-1             2.62141           0.00000         0.00000
A-2             0.00000           0.00000         0.00000
B               2.13854           0.00000         0.00000
C               2.13854           0.00000         0.00000
D               2.13854           0.00000         0.00000
E               2.13854           0.00000         0.00000
F               2.13854           0.00000         0.00000
G               0.00000           0.00000         0.00000
X-1*            0.00000           0.00000         0.00000
X-2*            0.00000           0.00000         0.00000
X-3*            0.00000           0.00000         0.00000
R               0.00000           0.00000         0.00000



               Additional        Unscheduled             Net
Class        Expense Losses      Adjustments        Distribution
- - --------------------------------------------------------------------
A-1              0.00000            0.00000           2.62141
A-2              0.00000            0.00000           0.00000
B                0.00000            0.00000           2.13854
C                0.00000            0.00000           2.13854
D                0.00000            0.00000           2.13854
E                0.00000            0.00000           2.13854
F                0.00000            0.00000           2.13854
G                0.00000            0.00000           0.00000
X-1*             0.00000            0.00000           0.00000
X-2*             0.00000            0.00000           0.00000
X-3*             0.00000            0.00000           0.00000
R                0.00000            0.00000           0.00000
- - ---------------------------------------------------------------------
*Based on Notional Balance



- - ------------------------------------------------------------------------
Interest Distribution per Certificate
- - ------------------------------------------------------------------------
          Accrued        Prepayment        Interest       Prior Unpaid
Class    Interest    Interest Shortfall   Adjustments       Interest
- - ------------------------------------------------------------------------
A-1       5.83478          0.00000          0.00000          0.00000
A-2       6.17500          0.00000          0.00000          0.00000
B         6.24505          0.00000          0.00000          0.00000
C         6.43631          0.00000          0.00000          0.00000
D         6.52779          0.00000          0.00000          0.00000
E         6.52779          0.00000          0.00000          0.00000
F         6.52779          0.00000          0.00000          0.00000
G         6.54167          0.00000          0.00000          0.00000
X-1*      0.57988          0.00000          0.00000          0.00000
X-2*      1.21999          0.00000          0.00000          0.00000
X-3*      0.00797          0.00000          0.00000          0.00000
R         0.00000          0.00000          0.00000          0.00000


        Distributed         Prepayment      Remaining Unpaid
Class     Interest           Premiums           Interest
- - ------------------------------------------------------------------------
A-1        5.83478             0.00000           0.00000
A-2        6.17500             0.00000           0.00000
B          6.24505             0.00000           0.00000
C          6.43631             0.00000           0.00000
D          6.52779             0.00000           0.00000
E          6.52779             0.00000           0.00000
F          6.52779             0.00000           0.00000
G          6.54167             0.00000           0.00000
X-1*       0.57988             0.00000           0.00000
X-2*       1.21999             0.00000           0.00000
X-3*       0.00797             0.00000           0.00000
R          0.00000             0.00000           0.00000
- - ------------------------------------------------------------------------
*Based on Notional Balance

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  May 15, 1996
- - -------------------------------------------------------------------------
Payment Summary
- - -------------------------------------------------------------------------
               Beginning         Principal     Realized    Additional
Class           Balance           Payable       Losses   Expense Losses
- - -------------------------------------------------------------------------
Regular
- - -------------------------------------------------------------------------
A-1         327,944,774.09      $861,919.79      $0.00        $0.00
A-2          74,241,023.00            $0.00      $0.00        $0.00
B            27,546,672.52       $59,034.96      $0.00        $0.00
C            24,791,608.01       $53,130.62      $0.00        $0.00
D            24,791,608.01       $53,130.62      $0.00        $0.00
E            22,038,531.28       $47,230.53      $0.00        $0.00
F            27,546,672.53       $59,034.94      $0.00        $0.00
G            22,086,204.00            $0.00      $0.00        $0.00
X-1*        454,524,077.62            $0.00      $0.00        $0.00
X-2*        528,086,045.61            $0.00      $0.00        $0.00
X-3*        528,086,045.61            $0.00      $0.00        $0.00
R                     0.00            $0.00      $0.00        $0.00
TOTAL       550,987,093.44    $1,133,481.46      $0.00        $0.00



               Interest           Total            Ending
Class          Payable           Payment**         Balance
- - ---------------------------------------------------------------
Regular
- - ---------------------------------------------------------------
A-1         $1,918,476.93     $2,780,396.72    327,082,854.30
A-2           $458,438.32       $458,438.32     74,241,023.00
B             $172,396.26       $231,431.22     27,487,637.56
C             $159,905.87       $213,036.49     24,738,477.39
D             $162,178.44       $215,309.06     24,738,477.39
E             $144,168.73       $191,399.26     21,991,300.75
F             $180,201.15       $239,236.09     27,487,637.59
G             $144,480.58       $144,480.58     22,086,204.00
X-1*          $264,127.63       $264,127.63    454,524,077.62
X-2*          $673,573.28       $673,573.28    528,086,045.61
X-3*            $4,400.72         $4,400.72    528,086,045.61
R                   $0.00             $0.00              0.00
TOTAL       $4,282,347.91     $5,415,829.36    549,853,611.98
- - -------------------------------------------------------------------------
*Based on Notional Balance
**Includes Prepayment Penalty Fees and Prior Unpaid Interest

Disclaimer Notice
- - -----------------
Notice: This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.). State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representation or warranty with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  May 15, 1996

Delinquency Statistics

- - -----------------------------------------------------------------------------
Loans Delinquent
- - -----------------------------------------------------------------------------
  One Month    Two Months   Three + Months  Foreclosures  Specially Serviced
- - -----------------------------------------------------------------------------
      0             0             0              0               0
- - -----------------------------------------------------------------------------


- - -----------------------------------------------------------------------------
Delinquent Loans APB
- - -----------------------------------------------------------------------------
  One Month    Two Months   Three + Months  Foreclosures  Specially Serviced
- - -----------------------------------------------------------------------------
    0.00          0.00           0.00           0.00             0.00
- - -----------------------------------------------------------------------------


- - -----------------------------------------------------------------------------
Mortgage Loans that became an REOs during preceding calendar month
- - -----------------------------------------------------------------------------
                                    Scheduled          Unpaid Principal
                                 Principal Balance           as
                   Date of           as of the           of date of
  Loan Number    Acquisition    Date of Acquisition      Acquisition
- - -----------------------------------------------------------------------------
      N/A            N/A               0.00                 0.00
- - -----------------------------------------------------------------------------


- - -----------------------------------------------------------------------------
Any REO Property included in the Trust at the close of business on the related Determination Date
- - -----------------------------------------------------------------------------
Relevant REO Loan Number           Book Value of any REO Property
- - -----------------------------------------------------------------------------
         0                                      0.00
- - -----------------------------------------------------------------------------
Aggregate amount of Net Operating Income and other revenues
collected by the Special Servicer with respect to such
REO Property during the related Prepayment Period
- - -----------------------------------------------------------------------------
                       0.00
- - -----------------------------------------------------------------------------
Portion of the above amount  collected by the Special Servicer included in the Available Distribution Amount for such Distribution Date
- - -----------------------------------------------------------------------------
                       0.00
- - -----------------------------------------------------------------------------



- - -----------------------------------------------------------------------------
Any Mortgage Loan repurchased by Protective Life or otherwise liquidated or disposed of during the related Prepayment Period
- - -----------------------------------------------------------------------------
Relevant REO Loan Number
- - -----------------------------------------------------------------------------
         0
- - -----------------------------------------------------------------------------
Proceeds of any repurchase of a Mortgage Loan, Liquidation Proceeds, and/or other amounts representing Principal Prepayments in Full, if any, received during the related Prepayment Period
- - -----------------------------------------------------------------------------
                        0.00
- - -----------------------------------------------------------------------------
Portion of the above amount received that is included in the Available Distribution Amount for such Distribution Date
- - -----------------------------------------------------------------------------
                        0.00
- - -----------------------------------------------------------------------------


- - -----------------------------------------------------------------------------
Any REO Property for which a Final Recovery Determination has been made
- - -----------------------------------------------------------------------------
  Mortgage Loan Number         Date of Final Recovery Determination
- - -----------------------------------------------------------------------------
           0                                 00/00/00
- - -----------------------------------------------------------------------------
  Amount of Proceeds         Portion in Available Distribution
  and other amounts                       Amount
- - -----------------------------------------------------------------------------
         0.00                              0.00
- - -----------------------------------------------------------------------------

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  May 15, 1996

- - -----------------------------------------------------------------------------
Aggregate of:
- - -----------------------------------------------------------------------------
Principal Balance of the Mortgage Loans at the close
 of business on the Determination Date                         550,987,093.48
Principal Prepayments(other than Liquidation Proceeds)                   0.00
Allocable Prepayment Interest Shortfalls                                 0.00
Servicing Compensation paid to or retained by Servicer
 in respect of the related Due Period                               68,873.39
Servicing Compensation paid to or retained by Special
 Servicer in respect of the related Due Period                           0.00
Servicing Advances and P&I Advances made by the Servicer         3,684,359.72
Servicing Advances and P&I Advances made by the Trustee                  0.00
Amount of Interest to Holders reduced by Losses, Shortfalls,
 and Appraisal Reductions                                                0.00
Amount of Realized Losses and Additional Expense Losses                  0.00
Amount of any remaining Interest Shortfalls for each Class
 stated separately                                                       0.00
Any action taken by the Servicer/Special Servicer regarding
 "due-on-sale" or "due-on-encumbrance" clause                             N/A
Beginning Certificate Principal Balance                        550,987,093.44
Ending Certificate Principal Balance                           549,853,611.98
Amount of any Appraisal Reductions in effect during
 related Due Period                                                      0.00
- - -----------------------------------------------------------------------------
Appraisal Reductions Effected
- - -----------------------------------------------------------------------------
Loan #      0       0        0       0        0        0
- - -----------------------------------------------------------------------------
Amount    0.00    0.00     0.00     0.00    0.00     0.00
- - -----------------------------------------------------------------------------


- - ----------------------------------------------------------
Collateral information
- - ----------------------------------------------------------
  Beginning Group    Number of Loans     Ending Group
    Loan Count          Paid Off          Loan Count
- - ----------------------------------------------------------
        234                 0                 234
- - ----------------------------------------------------------

- - ----------------------------------------------------------
     Beginning
     Aggregate          Principal      Ending Aggregate
 Principal Balance      Payments       Principal Balance
- - ----------------------------------------------------------
  550,987,093.48      1,133,481.45      549,853,612.03
- - ----------------------------------------------------------